EXHIBIT 10.1

December 1, 2011

Ingebritson Energy LLC Attn: Mr. Britt Ingebritson 165 Muir Hill Aledo, Texas 76008	GTP Energy Partners, LLC Attn: Mr. Garrett T. Pace, Managing Member P.O. Box 470484 Fort Worth, Texas 76147
Wind Rush Energy, LLC Attn: Mr. Marc Pace 1125 Shady River Benbrook, Texas 76126	Gabriel Barrera 15023 Morning Tree San Antonio, Texas 78232
Charles T. Brackett 739 Rittiman Road San Antonio, Texas 78209

Re:	Letter Agreement
Redfish 56 Prospect
Glasscock County, Texas

Gentlemen:

This letter agreement (this “Letter Agreement”), upon execution, will evidence the agreement by and among Ingebritson Energy LLC; GTP Energy Partners, LLC; Wind Rush Energy, LLC; Gabriel Barrera; and Charles T. Brackett (collectively, “Seller”), on the one hand, and Circle Star Energy Corp. (“Buyer”), on the other hand, wherein Seller agrees to sell, and Buyer agrees to acquire, all of Seller’s right, title and interest in and to certain oil and gas interests located within the Redfish 56 Prospect in Glasscock County, Texas, as more particularly described on Exhibit A attached hereto and for all purposes incorporated herein by reference (the “Prospect”), subject to the terms and conditions of this Letter Agreement.

In consideration of the mutual promises and covenants contained herein, the benefits to be derived by each party hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Seller and Buyer hereby agree as follows:

1.           Effective Date; Execution Date.  The effective date of this Letter Agreement shall be November 1, 2011, at 7:00 a.m., Central Time (the “Effective Date”), and the execution date of this Letter Agreement shall be December 1, 2011 (the “Execution Date”).

2.           Consideration.  In exchange for Seller selling, conveying, and assigning to Buyer the Property (as defined below), Buyer, subject to the terms of this Letter Agreement and the satisfaction of the conditions set forth herein, shall: (a) assume the responsibility for payment of the operating expenses and capital expenditures set forth on Schedule 4(s) attached hereto and for all purposes incorporated herein by reference (collectively, the “Outstanding JIBs”); and (b) subject to adjustment as provided in Section 8, issue a total of 203,571 shares of common stock of Buyer to Seller in the proportions set forth on Exhibit B attached hereto and for all purposes incorporated herein by reference (the “Stock”).  For purposes of the adjustment procedures provided in Section 8, the parties agree that the value of the Property shall be equal to the value of the Stock.

3.           The Property.  As soon as reasonably practicable, but in no event later than three (3) days after the Execution Date, and subject to the terms of this Letter Agreement, Seller shall sell, convey, and assign to Buyer, and Buyer shall accept, all of Seller’s right and title to, and interest in, and all privileges and obligations appurtenant to, the following described property rights, interests, privileges, and obligations (collectively, the “Property”):

a.           Any and all oil, gas, and mineral leases located within the Prospect, including but not limited to those described on Exhibit C attached hereto and for all purposes incorporated herein by reference (collectively, the “Leases”);

b.           Any and all oil, gas, and condensate wells (whether producing, not producing, or abandoned), water source, water injection, and other injection or disposal wells and systems located within the Prospect, including but not limited to those described on Exhibit D attached hereto and for all purposes incorporated herein by reference (collectively, the “Wells”);

c.           Any and all rights, obligations, and interests in any unit or pooled area in which the Leases are included, to the extent that these rights, obligations, and interests arise from and are associated with the Leases or Wells, including but not limited to all rights and obligations derived from any unitization, pooling, operating, communitization, or other agreement or from any declaration or order of any governmental authority (collectively, the “Units”);

d.           Any and all: (i) flow lines, pipelines, gathering systems, and related equipment located on the Leases, the Units, or the Permits and Easements (as defined below) that are upstream of the applicable custody transfer points of oil, gas, or other hydrocarbons produced from the Leases, the Units, and the Wells to third party processing plants; (ii) facilities, equipment, well pads, caissons, platforms, tank batteries, improvements, fixtures, inventory, tools, radio towers, remote terminal units, SCADA equipment, computer equipment, vehicles, communication equipment, photocopy machines, spare parts, abandoned property and junk and other personal property located on, or directly used in operating or developing, the Leases, the Units, or the Permits and Easements; and (iii) off-Lease facilities (collectively, the “Equipment”);

e.           Any and all easements, rights-of-way, licenses, permits, servitudes, surface leases, surface use agreements, surface fee tracts, and similar rights, obligations, and interests to the extent applicable to or used in operating or developing the Leases, the Units, the Wells, or the Equipment (collectively, the “Permits and Easements”);

f.           Any and all royalty, overriding royalty, net profits, or other oil, gas or royalty interests, to the extent they cover the acreage and depths covered by the Prospect (collectively, the “Royalty Interests”);

g.           Any and all mineral fee interests, to the extent they cover the acreage and depths covered by the Prospect (collectively, the “Mineral Interests”); and

h.           Any and all contractual rights, obligations, and interests in unit agreements, farmout agreements, farmin agreements, operating agreements, and hydrocarbon sales, purchase, gathering, compression, transportation, treating, marketing, exchange, processing, and fractionating agreements, to the extent they cover and apply to any of the Leases, the Units, the Wells, the Equipment, the Permits and Easements, and the Royalty Interests (collectively, the “Related Contracts”).

4.           Seller’s Representations and Warranties.  Each entity, trust or individual comprising Seller, jointly and severally, hereby represents and warrants that the following statements are true and correct as of the Effective Date and the Execution Date:

a.           Legal Entity Authority.  If such Seller is a corporation, limited liability company, or limited partnership, it is duly organized, validly existing, and in good standing under the laws of its state of incorporation or formation, and it is duly qualified to carry on its business in the state where the Property is located, and it has all requisite power and authority to enter into and perform its obligations under this Letter Agreement.  If such Seller is a trust, it is duly formed and in good standing under the laws of its state of formation, and it is duly qualified to carry on its business in the state where the Property is located, and it has all requisite power and authority to enter into and perform its obligations under this Letter Agreement.  Each Seller has the capacity and authority enter into and perform its obligations under this Letter Agreement.

b.           Requisite Approvals.  Upon execution of this Letter Agreement, each Seller who is a corporation, limited liability company, limited partnership or trust will have taken all necessary actions pursuant to its articles of incorporation, by-laws, limited liability company agreement, partnership agreement, trust agreement or other governing documents to fully authorize: (i) the execution and delivery of this Letter Agreement and any transaction documents related to this Letter Agreement; and (ii) the consummation of the transactions contemplated by this Letter Agreement.

c.           Validity of Obligation.  This Letter Agreement and all other transaction documents it is to execute and deliver hereunder: (i) have been duly executed, or will be duly executed as of the date of consummation of such transaction document, as provided for herein, by its authorized representatives; (ii) constitute its valid and legally binding obligations; and (iii) are enforceable against it in accordance with their respective terms.

d.           No Violation of Restrictions.  Its execution, delivery, and performance of its obligations under this Letter Agreement does not conflict with or violate any agreement or instrument to which it is a party or by which it is bound, or any law, rule, regulation, ordinance, judgment, decree, or order to which it or the Property is subject.

e.           Bankruptcy.  There are no bankruptcy, reorganization, or receivership proceedings pending, being contemplated by, or threatened against it.

f.           Brokers Fees.  It has not incurred any obligation or liability, contingent or otherwise, for broker’s or finder’s fees relating to the transactions contemplated by this Letter Agreement for which Buyer shall have any responsibility or liability whatsoever.

g.           No Restraining Litigation.  There is no action, suit, proceeding, claim, or investigation by any person, entity, administrative agency, or governmental body pending or threatened against it before any court or governmental agency that seeks substantial damages in connection with, or seeks to restrain, enjoin, impair, or prohibit the consummation of all or part of the transactions contemplated by this Letter Agreement.

h.           Lawsuits and Claims.  There is no action, suit, proceeding, claim, or investigation by any person, entity, administrative agency, or governmental body pending or threatened against it before any court or governmental agency that might adversely affect the value of the Property or the ability of Seller to perform its obligations hereunder, or that could reasonably be expected to result in a loss of title to any part of the Property or otherwise result in a impairment to the Property, or that could reasonably be expected to hinder or impede the operation of the Property.

i.           Mortgages and Other Instruments.  Seller is not in default under, and no condition exists that with notice or the lapse of time or both would constitute default under, any mortgage, loan, or other instrument evidencing indebtedness for borrowed money to which Seller is bound, or to which any portion of the Property is subject, or any other agreement, contract, lease, license, or other instrument.

j.           Preferential Purchase Rights.  There are no preferential purchase rights, rights of first refusal, consents to assign, or similar rights applicable to the transfer of the Property from Seller to Buyer.

k.           Tax Partnerships.  The Property to be conveyed to Buyer is not subject to any tax partnership agreement or provisions requiring a partnership income tax return to be filed under Subchapter K of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended, or any similar state statute.

l.           Taxes.  It has paid, or other persons have paid on behalf of Seller, all ad valorem, production, severance, excise, and other taxes and assessments related to the Property that have become due and payable.

m.           Defensible Title.  Seller owns Defensible Title in and to the Property.

n.           Governmental Approvals.  Seller has obtained all material licenses, permits, and other governmental approvals with respect to the Property that are required by any governmental authority for Seller to own the Property in the manner currently owned.

o.           Status of Leases.  Each of the Leases is: (i) in full force and effect; (ii) a valid, subsisting lease, fully enforceable in accordance with its terms; and (iii) currently within its primary term or otherwise being maintained in full force and effect by production in paying quantities from the lands covered thereby or lands validly pooled therewith, or by the payment of shut-in royalties or operations in accordance with the terms and provisions of the applicable Lease.

p.           Royalties.  All royalties, rentals, and other payments due under the Leases with respect to Seller’s interest therein have been paid by Seller or on behalf of Seller.

q.           Compliance.  Each of the Wells has been drilled, completed, and operated in compliance with the Leases, the Related Contracts, and all applicable rules, regulations, permits, judgments, orders, and decrees of any court or the applicable federal and state regulatory authorities in each case.

r.           Penalties.  There is no non-consent penalty, like-kind penalty, or any other penalty of any nature levied against, or threatened by any third-party to be levied against, any of the Outstanding JIBs or against Seller’s interest in any portion of the Property.

s.           Capital Commitments.  Except as specifically disclosed on Schedule 4(s): (i) there are no outstanding authorizations for expenditure, capital commitments, joint interest billings, oral or written commitments, proposals to conduct operations, invoices, bills, or other amounts due and owing with respect to the Property for operations that have been conducted or for operations to be conducted that affect the Property; (ii) there are no prior, pending, or proposed operations to which Seller is or was a non-consenting party; and (iii) all such authorizations for expenditure, capital commitments, joint interest billings, oral or written commitments, proposals to conduct operations, invoices, bills, or other amounts due and owing with respect to the Property that are payable by Seller with respect to the ownership and operation of the Property are being paid (timely, and before the same become delinquent) by Seller.

t.           Plugging and Abandonment Obligations.  There are no Wells that: (i) Seller is currently obligated by applicable law or contract to plug and abandon; or (ii) have been plugged and abandoned in a manner that does not comply in all respects with applicable laws and rules, regulations, permits, judgments, orders, and decrees of any court or the applicable federal and state regulatory authorities.

u.           Environmental.  With respect to the Property: (i) Seller has neither entered into, nor is subject to, any agreements, consents, orders, decrees, judgments, or other directives of any governmental authority, or other binding consensual arrangements or commitments pursuant to or based on any environmental laws that are in existence or otherwise have effect as of the Effective Date that require any remediation of any of the Property or, as a result of Seller’s ownership of the Property, require a change in future use or the present condition of any of the Property; and (ii) there are no uncured violations of, or claims relating to, any environmental laws, licenses, or permits with respect to Seller’s ownership of the Property and no remediation obligations arising from Seller’s ownership of the Property under any applicable environmental laws that in any case relate to any act or omission of Seller.

v.           Shares.  Each Seller is an “Accredited Investor” (as defined in Rule 501(a) of the Securities Act of 1933 (the “Securities Act”)).  The Shares were not, and will not be, registered under the Securities Act, or the laws of any state of the United States.  Accordingly, the Shares are “restricted securities” (as defined in Rule 144(a)(3) of the Securities Act) and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.  Each Seller is acquiring the Shares for its own account and not with a view to, or for offer of resale in connection with, a distribution thereof, within the meaning of the Securities Act, and any other rules, regulations, and laws pertaining to the distribution of securities.

w.           Independent Evaluation. Each Seller is an experienced and knowledgeable investor.  In making the decision to enter into this Letter Agreement, each Seller has been advised by and has relied solely on its own expertise and legal, tax and other professional advisors concerning the transactions contemplated by this Letter Agreement.

5.           Buyer’s Due Diligence.  As soon as reasonably practicable, but in no event more than three (3) days after the Execution Date, Seller will attempt to obtain access to the Property, in accordance with the applicable operating agreements, for Buyer and its representatives to conduct reasonable inspections of the Property subject to the terms and conditions required by the operator of the Property (the “Environmental Inspection”).  In addition, Buyer shall have the right to examine title to the Property for a period of ninety (90) days from and after the Execution Date (the “Title Inspection”, and together with the Environmental Inspection, the “Due Diligence Period”).  Seller will make available to Buyer for examination, in Seller’s offices during normal business hours, access to all information pertaining to the Property, including but not limited to all title information, title opinions, title status reports, title policies, commitments for title insurance, ownership maps, surveys, agreements, contracts, leases, permits, easements, licenses, copies of the Leases, lease files, contract files, division order files, legal files, geological files, well files, environmental reviews, gathering income, and accounting files and information, including any joint interest billings and statements (collectively, the “Records”).  Seller will cooperate with Buyer in Buyer’s efforts to obtain, at Buyer’s expense, such additional information relating to the Property as Buyer may reasonably desire, to the extent in each case that Seller may do so without violating legal constraints or any obligation of confidence or other contractual commitment of Seller to a third party.  Seller shall permit Buyer to inspect and photocopy the Records at any reasonable time.

6.           Environmental Defects.  For purposes of this Letter Agreement, the term “Environmental Defect” shall mean, with respect to any portion of the Property: (a) the failure of the Property to be in compliance with any applicable environmental laws or any contract or agreement relating to the environmental condition of the Property; (b) the Property being subject to any uncured notices of violations of or noncompliance with any applicable environmental laws; (c) any hazardous materials have been released and are present at any of the Property in violation of any environmental laws; or (d) the Property being subject to any agreements, consent orders, decrees, or judgments that require any change in the present conditions of any of the Property or that negatively impact the future use of any portion of the Property.  On or before ten (10) days following the conclusion of the Due Diligence Period, (the “Defect Notice Date”), Buyer shall notify Seller in writing of any Environmental Defects pertaining to the Property that it has determined during the Due Diligence Period, if any.

7.           Title Defects.  For purposes of this Letter Agreement, the term “Title Defect” shall mean, with respect to any portion of the Property, any failure of Seller to hold Defensible

Title to the Property.  For purposes of this Letter Agreement, the term “Defensible Title” shall mean title of Seller to any portion of the Property that:

a.           does not reduce, impair, or prevent Seller from receiving payment from the purchasers of production from the Property;

b.           with respect to the Leases, the total net mineral acres covered by the Leases is not less than the number of net mineral acres covered by the Leases, in the aggregate, as set forth on Exhibit C;

c.           entitles Seller to receive, throughout the duration of the productive life of each Well or Unit, not less than the net revenue interest share for each Seller shown on Exhibit D;

d.           obligates Seller to bear a percentage of the costs and expenses for the maintenance and development of, and operations relating to, each Well or Unit not greater than the working interest for each Seller shown in Exhibit D without increase throughout the productive life of such Well or Unit except as stated in Exhibit D and except increases resulting from contribution requirements with respect to defaulting co-owners under applicable operating agreements or applicable law and increases that are accompanied by at least a proportionate increase in Seller’s net revenue interest;

e.           is free from reasonable doubt as to all matters of law and fact such that a prudent person engaged in the business of owning and operating oil and gas properties, with knowledge of all relevant facts and an appreciation of their legal significance, would be willing to accept such title; and

f.           is free and clear of all liens and encumbrances.

On or before the Defect Notice Date, Buyer shall notify Seller in writing of any Title Defects pertaining to the Property that it has determined during the Due Diligence Period, if any.

8.           Adjustments to Stock.  In the event Buyer submits a notice of Environmental Defect and/or Title Defect to Seller on or before the Defect Notice Date, then Seller, at its sole option and expense, shall have the right to cure such Environmental Defect and/or Title Defect for a period of the five (5) days from receipt of such notice (the “Cure Period”).  If the Environmental Defect and/or Title Defect is cured on or before the expiration of the Cure Period to the satisfaction of Buyer, in its sole and absolute discretion, then there shall be no adjustment to the Stock to be issued to each Seller.  If Seller is unable to cure the Environmental Defect and/or Title Defect to the satisfaction of Buyer, in its sole and absolute discretion, on or before the expiration of the Cure Period, then the following rights and remedies shall be available to Buyer:

a.           In the case of an Environmental Defect, Buyer, at Buyer’s sole election, may: (i) proportionately reduce the number of shares of Stock to be issued to each Seller hereunder by the number of such shares having a value equal to the Property affected by such Environmental Defect; and/or (ii) re-assign that portion of the Property affected by such Environmental Defect, effective as of the Effective Date.  In the event Buyer exercises its rights and remedies set forth in Section 8(a)(ii), then the form of conveyance utilized to re-assign the affected Property to Seller shall contain a special warranty of title only, and Seller, jointly and severally, shall RELEASE, INDEMNIFY, DEFEND, AND HOLD HARMLESS the Indemnitees (as defined below) from and against any and all Claims (as defined below) suffered by any Indemnitee (as defined below) that are caused by, resulting from, or incidental to, Buyer’s ownership of the re-assigned Property.

b.           In the case of a Title Defect, the number of shares of Stock to be issued to each Seller hereunder shall be proportionately reduced by the number of such shares having a value equal to the Property affect by such Title Defect.

The parties agree that for purposes of the adjustments contemplated in this Section 8, each share of Stock shall be deemed to have a value equal to $1.87.  It is expressly understood and agreed that Buyer shall have no obligation whatsoever to issue the Stock to any Seller in the event of a dispute regarding the reduction of the number of shares of Stock to be issued to each Seller hereunder, or if the parties are unable to agree on a matter relating to an Environmental Defect and/or Title Defect.  All such disputes shall be resolved by the dispute resolution provisions of Section 9 below.

9.           Resolution of Disputed Items.  If the parties are unable to agree on the reduction of the number of shares of Stock to be issued to each Seller hereunder in the event any timely and properly asserted Environmental Defect and/or Title Defect is not cured to the satisfaction of Buyer, in its sole and absolute discretion, then the dispute shall be exclusively and finally resolved by arbitration to be conducted in Fort Worth, Texas, by a single arbitrator who shall be an oil and gas attorney, in good standing, with at least ten (10) years’ experience in the regional area in which the Property is located, and who shall be selected by: (a) mutual agreement of Seller and Buyer; or (b) absent such agreement, by the Dallas office of the American Arbitration Association (the “Arbitrator”).  The Arbitrator shall not have been employed by or have undertaken more than Twenty-Five Thousand Dollars ($25,000) of work for any party hereto or its affiliates within the five (5) year period preceding the arbitration, or have any financial interest in the dispute, controversy, or claim.  The Arbitrator, once appointed, shall have no ex parte communications with any of the parties hereto concerning the determination required hereunder.  All communications between any party hereto or its affiliates and the Arbitrator shall be conducted in writing, with copies sent simultaneously to the other parties hereto in the same manner, or at a meeting or conference call to which the representatives of all parties hereto have been invited and of which such parties have been provided at least five (5) days notice.  Within ten (10) days of appointment of the Arbitrator, each of Seller and Buyer shall present the Arbitrator with its position with respect to the dispute, and all other supporting information that it desires, with a copy to the other parties hereto.  The Arbitrator shall also be provided with a copy of this Agreement.  Within thirty (30) days after receipt of such materials and after receipt of any additional information required by the Arbitrator, the Arbitrator shall make his determination, which shall be final and binding upon all parties hereto, without right of appeal, absent manifest error.  In making his determination, the Arbitrator may consult with and engage disinterested third parties to advise him, including petroleum engineers, provided that the Arbitrator provides the parties hereto with all reviews and opinions provided by such third party.  The Arbitrator may not award damages, interest or penalties to any of the parties hereto with respect to any matter.  Seller and Buyer shall each bear its own legal fees and other costs of presenting its case.  Seller shall bear one-half and Buyer shall bear one-half of the costs and expenses of the Arbitrator and any third parties engaged by the Arbitrator.

10.           Conditions to Buyer’s Obligation to Consummate Transactions.  Buyer’s obligation to consummate the transactions contemplated by this Letter Agreement is subject to the satisfaction or waiver by Buyer of the following conditions, and Seller shall use its best efforts to cause each such condition to be so satisfied or waived:

a.           Representations.  The representations and warranties of Seller contained in this Letter Agreement shall be true and correct in all respects.

b.           Performance.  Seller shall have performed in all respects all obligations, covenants, and agreements required to be performed by Seller under this Letter Agreement.

c.           Pending Matters.  No suit, action, or other proceeding by a third party or a governmental entity shall be pending or threatened which seeks substantial damages from Buyer in connection with or seeks to restrain, enjoin, or otherwise prohibit the consummation of the transactions contemplated by this Letter Agreement.

11.           Consummation of the Transactions; Actions of the Parties.  Subject to the terms of this Letter Agreement, the parties hereto agree as follows:

a.           As soon as reasonably practicable, but in no event later than five (5) days after the Execution Date, Seller shall assign to Buyer all of its right, title and interest in and to the Property, utilizing a form of assignment identical to Exhibit E attached hereto (the “Assignment Document”).  Except for the preceding sentence, Seller covenants and agrees that it will not sell, transfer, assign, convey, or otherwise dispose of, and it will not create any lien, security interest, encumbrance on, any part of the Property or the proceeds thereof.

b.           As soon as reasonably practicable, but in no event later than five (5) days after Buyer’s receipt of a file-marked copy of the recorded Assignment Document, Buyer shall pay the Outstanding JIBs.

c.           As soon as reasonably practicable, but in no event later than thirty (30) days after the expiration of the Due Diligence Period or, if applicable, the Cure Period, Buyer shall issue the Stock to each Seller, subject to Section 8 above.

d.           Seller shall provide to Buyer originals of the executed Leases and all other Records; provided, however, if such originals are not in the possession and control of Seller, copies shall be provided to Buyer.

12.           Seller’s Indemnity Obligation.  From and after the Execution Date, Seller shall remain jointly and severally responsible for and shall comply with all duties and obligations, express, implied, or statutory, arising or relating to periods prior to the Effective Time with respect to the Property, including but not limited to those arising under or by virtue of any recorded lease, contract, agreement, instrument, or document or of any permit, law, statute, rule, regulation, or order of any governmental authority or court, together with all duties and obligations, express, implied, or statutory, for the plugging and abandonment of any Wells, the restoration of the surface estate in the lands associated with the Prospect, and the remediation of any and all environmental or other conditions affecting such lands, arising or relating to periods prior to the Effective Time.  From and after the Execution Date, Seller, jointly and severally, shall Release, Indemnify, Defend and Hold Harmless Buyer, and its parent entities, subsidiary entities and affiliated entities, and each of their respective officers, directors, employees, partners, members, agents and representatives, and each of the aforementioned parties’ respective successors and assigns (each, an “Indemnitee” and collectively, the “Indemnitees”), from and against any and all Claims suffered by any Indemnitee that are caused by, resulting from, or incidental to: (i) any breach of Seller’s representations and warranties made in this Letter Agreement; (ii) the ownership and, if applicable, operation of the Property for all periods prior to the Effective Time; (iii) any obligations for brokerage or finder’s fee or commission incurred by Seller in connection with the transactions contemplated by this Letter Agreement; and (iv) any other breach or other violation of this Letter Agreement by Seller.  As used in this Letter Agreement, the term “Claims” means any and all demands, losses, liabilities, damages, obligations, expenses, fines, penalties, costs, claims, causes of action, and judgments for: (x) breaches of contract; (y) loss or damage to property, injury to or death of persons (including illness and disease), and other tortuous injury; and (z) violations of applicable laws, rules, regulations, orders, or any other legal right or duty actionable at law or equity; the term “Claims” also includes reasonable attorneys’ fees, court costs, and other reasonable costs resulting from the investigation or defense of any Claim within the scope of the indemnities in this Letter Agreement.

13.           Express Negligence Disclosure.  The indemnity, release, waiver, and assumption provisions set forth in this Letter Agreement apply regardless of whether the indemnified party (or any Indemnitee) causes, in whole or in part, an indemnified Claim, including but not limited to indemnified Claims arising out of or resulting, in whole or in part, from, out of, or in connection with the condition of the Property or the indemnified party’s (or any Indemnitee’s) sole or concurrent negligence, strict liability, or fault.  Seller and Buyer acknowledge that this statement complies with the express negligence rule and is conspicuous.

14.           Waiver of Consequential Damages.  Notwithstanding anything herein to the contrary, no party to this Letter Agreement shall be liable to any other party to this Letter Agreement for any incidental, consequential, indirect, punitive, special, or exemplary damages; provided that any incidental, consequential, indirect, punitive, special, or exemplary damages recovered by a third party (including a governmental authority, but EXCLUDING any affiliate of any party to this Letter Agreement) against a party entitled to indemnity pursuant to this Letter Agreement shall be included in the damages recoverable under such indemnity.

15.           Right of Termination.  This Letter Agreement, and the transactions contemplated hereby, may be terminated  as follows:

a.           By mutual written agreement of the parties hereto;

b.           By Buyer by notice delivered to Seller on or before ten (10) days after the Defect Notice Date if all conditions described in Section 9 shall not have been met and such noncompliance shall not have been caused or waived by the actions or inactions of Buyer; or

c.           By Buyer if the total aggregate amount of Environmental Defects and Title Defects exceeds Twenty-Five Thousand Dollars ($25,000).

16.           Further Assurances.  From and after the consummation of the transactions contemplated by this Letter Agreement, Seller and Buyer agree to execute, acknowledge, and deliver, or cause to be executed, acknowledged, and delivered, such other instruments and take such other action as may be necessary or advisable to carry out their respective obligations under this Letter Agreement and under any document, certificate, or other instrument delivered pursuant hereto, and to effectuate the purposes of this Letter Agreement.

17.           Assignment.  The rights of any party hereto may not assigned, in whole or in part, without the prior written consent of all other parties hereto, which shall not be unreasonably withheld; provided, however, the provisions hereof shall inure to the benefit of and be binding upon any such assigning party, its permitted assignee(s), and their respective successors and assigns.

18.           Survival.  All of the representations, warranties, covenants, and agreements of Seller included or provided for in this Letter Agreement shall survive the consummation of the transactions contemplated by this Letter Agreement.

19.           Third Party Beneficiaries.  Except as specifically provided herein, nothing expressed or referred to in this Letter Agreement will be construed to give any person other than the parties hereto (and, with respect to Section 11 hereof, the Indemnitees) any legal or equitable right, remedy or claim under or with respect to this Letter Agreement or any provision of this Letter Agreement.

20.           Governing Law; Venue.  This Letter Agreement and the transactions contemplated hereby shall be governed, construed, and enforced in accordance with the laws of the State of Texas without regard to conflicts of laws principles.  The parties agree that the state courts located in Tarrant County, Texas, or in a case involving diversity of citizenship or a federal question, the federal courts located in Tarrant County, Texas, shall have exclusive jurisdiction of any action or proceeding under this Letter Agreement or any agreement entered into in connection therewith.

21.           Modification.  No amendment or modification of this Letter Agreement will be effective unless it is in writing and signed by a duly authorized representative of all parties hereto.

22.           Entire Agreement.  This Letter Agreement represents the entire agreement and understanding by and among the parties regarding the sale and purchase of the Property.  This Letter Agreement will inure to the benefit of the successors and permitted assigns of the parties hereto.

23.           Counterparts.  This Letter Agreement may be executed in any number of counterparts, each of which shall be considered an original for all purposes.  For purposes of this Letter Agreement, signatures transmitted by facsimile or email by and among the parties will be deemed original signatures for all purposes.

Should you agree with the above terms and provisions, please signify same by signing in the space provided below and returning one copy of this letter to my attention via facsimile, email, or regular mail on or before December 5, 2011, at 5:00 p.m., Central Time.

Very truly yours, Circle Star Energy Group

Date	By:	_______________________________
Jeff Johnson
Chairman and Chief Executive Officer

AGREED TO AND ACCEPTED AS OF THE EXECUTION DATE TO BE EFFECTIVE FOR ALL PURPOSES AS OF THE EFFECTIVE DATE.

Ingebritson Energy LLC By: ___________________________ Printed Name: Its: ___________________________	GTP Energy Partners, LLC By: ___________________________ Printed Name: Its: ___________________________
Wind Rush Energy, LLC By: ___________________________ Printed Name: Its: ___________________________	By: ___________________________ Gabriel Barrera
By: ___________________________ Charles T. Brackett

Exhibit A

Attached to and for all purposes made a part of that certain Letter Agreement dated effective as of November 1, 2011, at 7:00 a.m., Central Time, by and among Ingebritson Energy, LLC, et al., collectively, as Seller, and Circle Star Energy Corp., as Buyer

Description of Prospect

Section 53: NW/4 & SE/4
Section 54: NW/4 & SE/4
Section 55: SW/4
Section 56: S/2 NW/4 & N/2 SW/4
Section 57: NW/4 & SE/4

Block 30
W. & NW Ry. Co. Survey
Glasscock County, Texas

End of Exhibit A

Exhibit B

Attached to and for all purposes made a part of that certain Letter Agreement dated effective as of November 1, 2011, at 7:00 a.m., Central Time, by and among Ingebritson Energy, LLC, et al., collectively, as Seller, and Circle Star Energy Corp., as Buyer

Stock Distribution

Seller	# of Shares of Stock
Ingebritson Energy	77,976
GTP Energy Partners	41,635
Wind Rush Energy	39,460
Gabriel E. Barrera	26,612
Charles T. Brackett	17,888
TOTAL	203,571

End of Exhibit B

Exhibit C

Attached to and for all purposes made a part of that certain Letter Agreement dated effective as of November 1, 2011, at 7:00 a.m., Central Time, by and among Ingebritson Energy, LLC, et al., collectively, as Seller, and Circle Star Energy Corp., as Buyer

Leases

Date	Grantor	County	State	Recorded Vol./Page
1/23/2008	John B. Phillips et al	Glasscock	TX	120/356
2/7/2008	Joann Philipps Hollis, Sole Trustee, Joann Phillips Hollis Trust	Glasscock	TX	119/037
11/29/2005	James Lynn Glass, et ux Helen Glass	Glasscock	TX	90/98

The Leases listed above cover, in the aggregate, 1280 gross acres and 640 net mineral acres in the Prospect.

End of Exhibit C

Exhibit D

Attached to and for all purposes made a part of that certain Letter Agreement dated effective as of November 1, 2011, at 7:00 a.m., Central Time, by and among Ingebritson Energy, LLC, et al., collectively, as Seller, and Circle Star Energy Corp., as Buyer

Wells

Ingebritson Energy

Well Name	API #	BPO NRI	APO NRI	BPO WI	APO WI
Phillips 57 #2	173-33941	0.00770000	0.005775	1.000%	0.750%
Redfish 56 #1	173-33788	0.00770000	0.005775	1.000%	0.750%
Tigershark 54A #3	173-33944	0.00770000	0.005775	1.000%	0.750%
Tigershark 53A #4	173-33917	0.00770000	0.005775	1.000%	0.750%

GTP Energy Partners

Well Name	API #	BPO NRI	APO NRI	BPO WI	APO WI
Phillips 57 #2	173-33941	0.00385000	0.0028875	0.500%	0.375%
Redfish 56 #1	173-33788	0.00385000	0.0028875	0.500%	0.375%
Tigershark 54A #3	173-33944	0.00385000	0.0028875	0.500%	0.375%
Tigershark 53A #4	173-33917	0.00385000	0.0028875	0.500%	0.375%

Wind Rush Energy

Well Name	API #	BPO NRI	APO NRI	BPO WI	APO WI
Phillips 57 #2	173-33941	0.0077000	0.005775	1.000%	0.750%
Redfish 56 #1	173-33788	0.0077000	0.005775	1.000%	0.750%
Tigershark 54A #3	173-33944	0.0077000	0.005775	1.000%	0.750%
Tigershark 53A #4	173-33917	0.0077000	0.005775	1.000%	0.750%

Gabriel E. Barrera

Well Name	API #	BPO NRI	APO NRI	BPO WI	APO WI
Phillips 57 #2	173-33941	0.00256410	0.001923075	0.333%	0.24975%
Redfish 56 #1	173-33788	0.00256410	0.001923075	0.333%	0.24975%
Tigershark 54A #3	173-33944	0.00256410	0.001923075	0.333%	0.24975%
Tigershark 53A #4	173-33917	0.00256410	0.001923075	0.333%	0.24975%

Charles T. Brackett

Well Name	API #	BPO NRI	APO NRI	BPO WI	APO WI
Phillips 57 #2	173-33941	0.00257180	0.00192885	0.334%	0.2505%
Redfish 56 #1	173-33788	0.00257180	0.00192885	0.334%	0.2505%
Tigershark 54A #3	173-33944	0.00257180	0.00192885	0.334%	0.2505%
Tigershark 53A #4	173-33917	0.00257180	0.00192885	0.334%	0.2505%

End of Exhibit D

Exhibit E

Attached to and for all purposes made a part of that certain Letter Agreement dated effective as of November 1, 2011, at 7:00 a.m., Central Time, by and among Ingebritson Energy, LLC, et al., collectively, as Seller, and Circle Star Energy Corp., as Buyer

[form of Assignment Document follows]

NOTICE OF CONFIDENTIALITY RIGHTS:  IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS:  YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF GLASSCOCK	§

ASSIGNMENT AND BILL OF SALE

This Assignment and Bill of Sale (this “Assignment”) is made and entered into to be effective for all purposes as of November 1, 2011, at 7:00 a.m., Central Time (the “Effective Time”) by and among Ingebritson Energy, LLC, a Delaware limited liability company, whose address for these purposes is 165 Muir Hill, Aledo, Texas 76008; GTP Energy Partners, LLC, a Texas limited liability company, whose address for these purposes is P.O. Box 470484, Fort Worth, Texas 76147; Wind Rush Energy, LLC, a Texas limited liability company, whose address for these purposes is 1125 Shady River, Benbrook, Texas 76126; Gabriel Barrera, an individual, whose address for these purposes is 15023 Morning Tree, San Antonio, Texas 78232; and Charles T. Brackett, an individual, whose address for these purposes is 739 Rittiman Road, San Antonio, Texas 78209 (collectively, “Assignor”), and Circle Star Energy Corp., a Nevada corporation, whose address for these purposes is 919 Milam Street, Suite 2300, Houston, Texas 77002 (“Assignee”).

WITNESSETH:

WHEREAS, this Assignment is made pursuant to the terms of that certain Letter Agreement dated effective as of the Effective Date hereof by and among the Parties (the “Agreement”); and

WHEREAS, all capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Agreement.

NOW, THEREFORE, in consideration of the agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby GRANTS, SELLS, CONVEYS, ASSIGNS, AND TRANSFERS to Assignee, its successors and assigns, all of Assignor’s right, title and interest in and to the Property (as defined below) located within the Redfish 56 Prospect in Glasscock County, Texas, as more particularly described on Exhibit 1 attached hereto and for all purposes incorporated herein by reference (the “Prospect”).

Assignment and Bill of Sale - Page 1

TO HAVE AND TO HOLD the Property unto Assignee, its successors and assigns, forever, subject to the terms and matters set forth herein:

1.           Description of the Property.  The Property consists of all of Assignor’s right and title to, and interest in, and all privileges and obligations appurtenant to, the following described property rights, interests, privileges and obligations (collectively, the “Property”):

1.1           Any and all oil, gas, and mineral leases located within the Prospect, including but not limited to those described on Exhibit 2 attached hereto and for all purposes incorporated herein by reference (collectively, the “Leases”);

1.2           Any and all oil, gas, and condensate wells (whether producing, not producing, or abandoned), water source, water injection, and other injection or disposal wells and systems located within the Prospect, including but not limited to those described on Exhibit 3 attached hereto and for all purposes incorporated herein by reference (collectively, the “Wells”);

1.3           Any and all rights, obligations, and interests in any unit or pooled area in which the Leases are included, to the extent that these rights, obligations, and interests arise from and are associated with the Leases or Wells, including but not limited to all rights and obligations derived from any unitization, pooling, operating, communitization, or other agreement or from any declaration or order of any governmental authority (collectively, the “Units”);

1.4           Any and all: (i) flow lines, pipelines, gathering systems, and related equipment located on the Leases, the Units, or the Permits and Easements (as defined below) that are upstream of the applicable custody transfer points of oil, gas, or other hydrocarbons produced from the Leases, the Units, and the Wells to third party processing plants; (ii) facilities, equipment, well pads, caissons, platforms, tank batteries, improvements, fixtures, inventory, tools, radio towers, remote terminal units, SCADA equipment, computer equipment, vehicles, communication equipment, photocopy machines, spare parts, abandoned property and junk and other personal property located on, or directly used in operating or developing, the Leases, the Units, or the Permits and Easements; and (iii) off-Lease facilities (collectively, the “Equipment”);

1.5           Any and all easements, rights-of-way, licenses, permits, servitudes, surface leases, surface use agreements, surface fee tracts, and similar rights, obligations, and interests to the extent applicable to or used in operating or developing the Leases, the Units, the Wells, or the Equipment (collectively, the “Permits and Easements”);

1.6           Any and all royalty, overriding royalty, net profits, or other oil, gas or royalty interests, to the extent they cover the acreage and depths covered by the Prospect (collectively, the “Royalty Interests”);

1.7           Any and all mineral fee interests, to the extent they cover the acreage and depths covered by the Prospect (collectively, the “Mineral Interests”); and

Assignment and Bill of Sale  - Page 2

1.8           Any and all contractual rights, obligations, and interests in unit agreements, farmout agreements, farmin agreements, operating agreements, and hydrocarbon sales, purchase, gathering, compression, transportation, treating, marketing, exchange, processing, and fractionating agreements, to the extent they cover and apply to any of the Leases, the Units, the Wells, the Equipment, the Permits and Easements, and the Royalty Interests (collectively, the “Related Contracts”).

2.           Letter Agreement.  This Assignment is made and accepted subject to all of the terms and provisions of the Agreement, all of which are hereby deemed incorporated by reference into this Assignment to the fullest extent permitted by law.  In the event of a conflict between the terms and provisions of this Assignment and the terms and provisions of the Agreement the terms and provisions of the Agreement shall take precedence.

3.           Special Warranty of Title.  Each Assignor hereby binds itself, its successors and assigns, to warrant and forever defend title to the Property (including, as to each Well, not less than the working interest and net revenue interest set forth as to each Assignor on Exhibit 3 for such Well) solely unto Assignee, its successors and assigns, against any and all Claims (as defined in the Agreement) of all parties claiming by, through or under such Assignor, but not otherwise.  Notwithstanding the specific working interests and net revenue interests set forth on Exhibit 3, it is the intention of Assignor to convey, and Assignee to acquire, all of Assignor’s right and title to, and interest in, all of the Property.

4.           Further Assurances.  Assignee and Assignor agree to execute, acknowledge and deliver, or cause to be executed, acknowledged, and delivered, such other instruments and to take such other action as may be necessary or advisable to carry out their respective obligations under this Assignment and under the Agreement to effectuate the purposes of this Assignment or of the Agreement.

5.           Successors and Assigns.  The provisions of this Assignment shall be covenants running with the land, and this Assignment binds and inures to the benefit of the parties hereto and their respective permitted successors and assigns, and all the terms, provisions, covenants, obligations, indemnities, representations, warranties and conditions of this Assignment shall be enforceable by the parties hereto and their respective permitted successors and assigns.

6.           Assignor’s Indemnity Obligation.  From and after the Execution Date (as defined in the Agreement), Assignor shall remain jointly and severally responsible for and shall comply with all duties and obligations, express, implied, or statutory, arising or relating to periods prior to the Effective Time with respect to the Property, including but not limited to those arising under or by virtue of any recorded lease, contract, agreement, instrument, or document or of any permit, law, statute, rule, regulation, or order of any governmental authority or court, together with all duties and obligations, express, implied, or statutory, for the plugging and abandonment of any Wells, the restoration of the surface estate in the lands associated with the Prospect, and the remediation of any and all environmental or other conditions affecting such lands, arising or relating to periods prior to the Effective Time.  From and after the Execution Date (as defined in the Agreement), Assignor, jointly and severally, shall Release, Indemnify, Defend and Hold Harmless Assignee, and its parent entities, subsidiary entities and affiliated entities, and each of their respective officers, directors, employees, partners, members, agents
Assignment and Bill of Sale  - Page 3

and representatives, and each of the aforementioned parties’ respective successors and assigns (each, an “Indemnitee” and collectively, the “Indemnitees”), from and against any and all Claims (as defined in the Agreement) suffered by any Indemnitee that are caused by, resulting from, or incidental to: (i) any breach of Assignor’s representations and warranties made in the Agreement; (ii) the ownership and, if applicable, operation of the Property for all periods prior to the Effective Time; (iii) any obligations for brokerage or finder’s fee or commission incurred by Assignor in connection with the transactions contemplated by the Agreement; and (iv) any other breach or other violation of the Agreement by Assignor.

7.           Express Negligence Disclosure.  The indemnity, release, waiver, and assumption provisions set forth in this Assignment apply regardless of whether the indemnified party (or any Indemnitee) causes, in whole or in part, an indemnified Claim, including but not limited to indemnified Claims arising out of or resulting, in whole or in part, from, out of, or in connection with the condition of the Property or the indemnified party’s (or any Indemnitee’s) sole or concurrent negligence, strict liability, or fault.  Assignor and Assignee acknowledge that this statement complies with the express negligence rule and is conspicuous.

8.           Subrogation of Warranties.  To the extent transferable, Assignor gives and grants to Assignee, its successors and assigns (and Assignor will execute any documentation reasonably necessary to effect such assignment and grant), full power and right of substitution and subrogation in and to all covenants and warranties (including warranties of title) given or made with respect to the Property or any part thereof by preceding owners, vendors, contractors, or others.

9.           Subrogation of Indemnities.  To the extent transferable, Assignor assigns and grants to Assignee, its successors and assigns (and Assignor will execute any documentation reasonably necessary to effect such assignment and grant), full power and right of substitution and subrogation in and to all rights to indemnification (including environmental, injury to property or persons (including death and disability)) given or made with respect to the Property or any thereof by preceding owners, vendors, contractors, or others.

10.           Attachments.  All exhibits and schedules attached to this Assignment (including any preamble thereto) are incorporated herein by reference and made a part hereof for all purposes.

11.           Severability.  If any provision of this Assignment is found by a court of competent jurisdiction to be invalid or unenforceable, that provision will be deemed modified to the extent necessary to make it valid and enforceable and if it cannot be so modified, it shall be deemed deleted and the remainder of this Assignment shall continue and remain in full force and effect.

12.           Governing Law.  This assignment shall be governed, construed and enforced in accordance with the laws of the State of Texas without regard to conflicts of laws principles.  The parties hereto agree that the state courts located in Tarrant County, Texas, or in a case involving diversity of citizenship or a federal question, the federal courts located in Tarrant County, Texas, shall have exclusive jurisdiction of any action or proceeding under this assignment.

Assignment and Bill of Sale  - Page 4

13.           Counterparts.  This Assignment may be executed in counterparts, each of which shall constitute an original and all of which shall constitute one document.

Assignment and Bill of Sale  - Page 5

IN WITNESS WHEREOF, the authorized representatives of Assignor and Assignee execute this Assignment on the dates set forth in their respective acknowledgments hereto to be effective for all purposes as of the Effective Date.

ASSIGNOR:

Ingebritson Energy LLC

By:_________________________________

Printed Name:_________________________

Its:_________________________________

ACKNOWLEDGMENT

STATE OF TEXAS	§
§
COUNTY OF ______________	§

This instrument was acknowledged before me on the ____ day of _________, 2011, by _____________, as ______________ of Ingebritson Energy LLC, a Delaware limited liability company, on behalf of said limited liability company.

_____________________________
Notary Public, State of Texas
Printed Name:___________________
My commission expires:___________

Assignment and Bill of Sale  - Page 6

ASSIGNOR:

GTP Energy Partners, LLC

By:_________________________________

Printed Name:_________________________

Its:_________________________________

ACKNOWLEDGMENT

STATE OF TEXAS	§
§
COUNTY OF ______________	§

This instrument was acknowledged before me on the ____ day of _________, 2011, by _____________, as ______________ of GTP Energy Partners, LLC, a Texas limited liability company, on behalf of said limited liability company.

_____________________________
Notary Public, State of Texas
Printed Name:___________________
My commission expires:___________

Assignment and Bill of Sale  - Page 7

ASSIGNOR:

Wind Rush Energy, LLC

By:_________________________________

Printed Name:_________________________

Its:_________________________________

ACKNOWLEDGMENT

STATE OF TEXAS	§
§
COUNTY OF ______________	§

This instrument was acknowledged before me on the ____ day of _________, 2011, by _____________, as ______________ of Wind Rush Energy, LLC, a Texas limited liability company, on behalf of said limited liability company.

_____________________________
Notary Public, State of Texas
Printed Name:___________________
My commission expires:___________

Assignment and Bill of Sale  - Page 8

ASSIGNOR:

By: _________________________
Gabriel Barrera

ACKNOWLEDGMENT

STATE OF TEXAS	§
§
COUNTY OF ______________	§

This instrument was acknowledged before me on the ____ day of _________, 2011, by _____________, as ______________ of Gabriel Barrera, an individual.

_____________________________
Notary Public, State of Texas
Printed Name:___________________
My commission expires:___________

Assignment and Bill of Sale  - Page 9

ASSIGNOR:

By:  ________________________
Charles T. Brackett

ACKNOWLEDGMENT

STATE OF TEXAS	§
§
COUNTY OF ______________	§

This instrument was acknowledged before me on the ____ day of _________, 2011, by _____________, as ______________ of Charles T. Brackett, an individual.

_____________________________
Notary Public, State of Texas
Printed Name:___________________
My commission expires:___________

Assignment and Bill of Sale  - Page 10

ASSIGNEE:

Circle Star Energy Corp.

By:_________________________________

Printed Name:_________________________

Its:_________________________________

ACKNOWLEDGMENT

STATE OF TEXAS	§
§
COUNTY OF ______________	§

This instrument was acknowledged before me on the ____ day of _________, 2011, by _____________, as ______________ of Circle Star Energy Corp., a Nevada corporation, on behalf of said corporation.

_____________________________
Notary Public, State of Texas
Printed Name:___________________
My commission expires:___________

Assignment and Bill of Sale  - Page 11

Exhibit 1

Attached to and for all purposes made a part of that certain Assignment and Bill of Sale dated effective as of November 1, 2011, at 7:00 a.m., Central Time, by and among Ingebritson Energy, LLC, et al., collectively, as Assignor, and Circle Star Energy Corp., as Assignee

Description of Prospect

Section 53: NW/4 & SE/4
Section 54: NW/4 & SE/4
Section 55: SW/4
Section 56: S/2 NW/4 & N/2 SW/4
Section 57: NW/4 & SE/4

Block 30
W. & NW Ry. Co. Survey
Glasscock County, Texas

End of Exhibit 1

Assignment and Bill of Sale  - Page 12

Exhibit 2

Attached to and for all purposes made a part of that certain Assignment and Bill of Sale dated effective as of November 1, 2011, at 7:00 a.m., Central Time, by and among Ingebritson Energy, LLC, et al., collectively, as Assignor, and Circle Star Energy Corp., as Assignee

Leases

Date	Grantor	County	State	Recorded Vol./Page
1/23/2008	John B. Phillips et al	Glasscock	TX	120/356
2/7/2008	Joann Philipps Hollis, Sole Trustee, Joann Phillips Hollis Trust	Glasscock	TX	119/037
11/29/2005	James Lynn Glass, et ux Helen Glass	Glasscock	TX	90/98

The Leases listed above cover, in the aggregate, 1280 gross acres and 640 net mineral acres in the Prospect.

End of Exhibit 2

Assignment and Bill of Sale  - Page 13

Exhibit 3

Attached to and for all purposes made a part of that certain Assignment and Bill of Sale dated effective as of November 1, 2011, at 7:00 a.m., Central Time, by and among Ingebritson Energy, LLC, et al., collectively, as Assignor, and Circle Star Energy Corp., as Assignee

Wells
Ingebritson Energy

Well Name	API #	BPO NRI	APO NRI	BPO WI	APO WI
Phillips 57 #2	173-33941	0.00770000	0.005775	1.000%	0.750%
Redfish 56 #1	173-33788	0.00770000	0.005775	1.000%	0.750%
Tigershark 54A #3	173-33944	0.00770000	0.005775	1.000%	0.750%
Tigershark 53A #4	173-33917	0.00770000	0.005775	1.000%	0.750%

GTP Energy Partners

Well Name	API #	BPO NRI	APO NRI	BPO WI	APO WI
Phillips 57 #2	173-33941	0.00385000	0.0028875	0.500%	0.375%
Redfish 56 #1	173-33788	0.00385000	0.0028875	0.500%	0.375%
Tigershark 54A #3	173-33944	0.00385000	0.0028875	0.500%	0.375%
Tigershark 53A #4	173-33917	0.00385000	0.0028875	0.500%	0.375%

Wind Rush Energy

Well Name	API #	BPO NRI	APO NRI	BPO WI	APO WI
Phillips 57 #2	173-33941	0.0077000	0.005775	1.000%	0.750%
Redfish 56 #1	173-33788	0.0077000	0.005775	1.000%	0.750%
Tigershark 54A #3	173-33944	0.0077000	0.005775	1.000%	0.750%
Tigershark 53A #4	173-33917	0.0077000	0.005775	1.000%	0.750%

Gabriel E. Barrera

Well Name	API #	BPO NRI	APO NRI	BPO WI	APO WI
Phillips 57 #2	173-33941	0.00256410	0.001923075	0.333%	0.24975%
Redfish 56 #1	173-33788	0.00256410	0.001923075	0.333%	0.24975%
Tigershark 54A #3	173-33944	0.00256410	0.001923075	0.333%	0.24975%
Tigershark 53A #4	173-33917	0.00256410	0.001923075	0.333%	0.24975%

Charles T. Brackett

Well Name	API #	BPO NRI	APO NRI	BPO WI	APO WI
Phillips 57 #2	173-33941	0.00257180	0.00192885	0.334%	0.2505%
Redfish 56 #1	173-33788	0.00257180	0.00192885	0.334%	0.2505%
Tigershark 54A #3	173-33944	0.00257180	0.00192885	0.334%	0.2505%
Tigershark 53A #4	173-33917	0.00257180	0.00192885	0.334%	0.2505%

End of Exhibit 3

Assignment and Bill of Sale  - Page 14

After Recording, Please Return To:
Circle Star Energy Corp. Attn: Mr. G. Jonathan Pina 919 Milam Street, Suite 2300 Houston, Texas 77002

Assignment and Bill of Sale  - Page 15

Schedule 4(s)

Attached to and for all purposes made a part of that certain Letter Agreement dated effective as of November 1, 2011, at 7:00 a.m., Central Time, by and among Ingebritson Energy, LLC, et al., collectively, as Seller, and Circle Star Energy Corp., as Buyer

Outstanding JIBs

Seller	$ Amount of Outstanding JIBs
Ingebritson Energy	$51,759.40
GTP Energy Partners	$25,973.71
Wind Rush Energy	$80,429.18
Gabriel E. Barrera	$17,043.60
Charles T. Brackett	$26,065.10

End of Schedule 4(s)